Financial instruments and risk management	12 Months Ended
Dec. 31, 2025
Disclosure Of Fair Value Measurement Of Assets And Liabilities [Abstract]
Financial instruments and risk management	26 Financial instruments and risk management
Management of financial risks
One of the principal responsibilities of Treasury is to manage the financial risks arising from the Group’s underlying operations. Specifically,
Treasury manages, within an overall policy framework set by the Group’s Main Board and Corporate Finance Committee (CFC), the Group’s
exposure to funding and liquidity, interest rate, foreign exchange and counterparty risks. The Group’s treasury position is monitored by the CFC which meets regularly throughout the year and is chaired by the Chief Financial Officer. The approach is one of risk reduction within an overall framework of delivering total shareholder return.
The Group defines capital as net debt (note 23) and equity (note 22). There are no externally imposed capital requirements for the Group. Group policies include a set of financing principles that provide a framework within which the Group’s capital base is managed and, in particular, the policies on dividends
(as a percentage of long-term sustainable earnings) and share buy-back are decided. The key objective of the financing principles is to appropriately balance the interests of equity and debt holders in driving an efficient financing mix for the Group. The Group’s average cost of debt in 2025 is 5.0% (2024: 4.9%).
The Group manages its financial risks in line with the classification of its financial assets and liabilities in the Group’s balance sheet and related notes. The
Group’s management of specific risks is dealt with as follows:
Liquidity risk
It is the policy of the Group to maximise financial flexibility and minimise refinancing risk by issuing debt with a range of maturities, generally matching the projected cash flows of the Group and obtaining this financing from a wide range of sources. The Group has a target average centrally managed debt maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling year. As at 31 December 2025, the average centrally managed debt maturity was 9.5 years (2024: 9.5 years) and the highest proportion of centrally managed debt maturing in a single rolling year was 15.1%
(2024: 14.8%). Perpetual hybrid bonds are treated as equity (note 22(d)) and therefore not included within the debt maturity analysis.
The Group utilises cash pooling and zero balancing bank account structures in addition to intercompany loans and borrowings to mobilise cash efficiently within the Group. The key objectives of Treasury in respect of cash and cash equivalents are to protect their principal value, to concentrate cash at the centre, to minimise the required debt issuance and to optimise the yield earned. The amount of debt issued by the Group is determined by forecasting the net debt requirement after the mobilisation of cash.
The Group continues to target a solid investment-grade credit rating. Moody’s, S&P's and Fitch's current ratings for the Group are Baa1 (stable outlook),
BBB+ (stable outlook), BBB+ (stable outlook), respectively. The Group is confident of its continued ability to successfully access the debt capital markets for future refinancing requirements.
As part of its short-term cash management, the Group invests in a range of cash and cash equivalents, including money market funds and deposits with banks, which are regarded as highly liquid and are not exposed to significant changes in fair value. These are kept under continuous review as described in the credit risk section below. At 31 December 2025, the Group had £855 million invested in money market funds (2024: £433 million) and £475 million in deposits with banks (2024: nil).
As part of its working capital management, in certain countries, the Group has entered into factoring arrangements and supply chain financing arrangements.
These are explained in further detail in note 17 and note 25.
Subsidiary companies are funded by share capital and retained earnings, loans from the central finance companies on commercial terms, or through local borrowings by the subsidiaries in appropriate currencies to predominantly fund short- to medium-term working capital requirements.
Available facilities in current year:
It is Group policy that short-term sources of funds (including drawings under both the Group US$4 billion U.S. commercial paper (U.S. CP) programme and the Group £3 billion euro commercial paper (ECP) programme) are backed by undrawn committed lines of credit and cash. Commercial paper is issued by B.A.T. International Finance p.l.c., B.A.T. Netherlands Finance B.V. and B.A.T Capital Corporation and guaranteed by British American
Tobacco p.l.c. At 31 December 2025, commercial paper of nil was outstanding (2024: nil). Cash flows relating to commercial paper that have maturity periods of three months or less are presented on a net basis in the Group’s cash flow statement.
At 31 December 2025, the Group had access to a £5.0 billion revolving credit facility. This facility was undrawn at 31 December 2025. In November 2025, the
Group refinanced its existing £5.2 billion facility at the reduced amount of £5.0 billion comprising (i) a £2.5 billion 364-day tranche with two one-year extension options and a one-year term out option and (ii) a £2.5 billion five-year tranche with two one-year extension options.
During 2025, the Group refinanced or extended short-term bilateral facilities totalling £2.7 billion. As at 31 December 2025, nil was drawn on a short-term basis with £2.7 billion undrawn and still available under such bilateral facilities. Cash flows relating to bilateral facilities that have maturity periods of three months or less are presented on a net basis in the Group’s cash flow statement.
In January 2025, the Group entered into a medium-term facility of £468 million (equivalent), which was fully drawn as at 31 December 2025.
Issuance, drawdowns and repayments in current year:
–In March 2025, the Group repaid a €650 million bond at maturity and accessed the US dollar market under the SEC Shelf Programme, raising a total of
US$2.5 billion across three tranches;
–In June 2025, the Group repaid two bonds totalling an aggregate amount of US$3.0 billion at maturity;
–In August 2025, the Group repaid a £300 million bond at maturity;
–In September 2025, the Group accessed the US dollar market under the SEC Shelf Programme, raising US$750 million; and
–In October 2025, the Group issued two series of perpetual hybrid bonds, each in an aggregate principal amount of €600 million, and concurrently launched a tender offer for its outstanding €1.0 billion 3% perpetual hybrid bond (first callable in 2026). As a result, approximately 80.7% of the existing 3%
perpetual hybrid notes were repurchased at a slight premium, with the remaining 19.3% redeemed at their principal value in November 2025. Refer to note
22(d) for further details.
Available facilities in prior year:
At 31 December 2024, the Group had access to a £5.4 billion revolving credit facility. With effect from March 2024, the Group exercised the first of the one-
year extension options on the £2.5 billion 364-day tranche of the revolving credit facility, with the second one-year extension subsequently exercised in
February 2025. Effective March 2025, therefore, the £2.5 billion 364-day tranche was extended to March 2026. Additionally, £2.85 billion of the five-year tranche remained available until March 2025, with £2.7 billion extended to March 2026 and £2.5 billion extended to March 2027.
During 2024, the Group extended short-term bilateral facilities totalling £2.4 billion. As at 31 December 2024, nil was drawn on a short-term basis with £2.4 billion undrawn and still available under such bilateral facilities. Cash flows relating to bilateral facilities that have maturity periods of three months or less are presented on a net basis in the Group’s cash flow statement.
Issuance, drawdowns and repayments in prior year:
–In February 2024, the Group accessed the US dollar market under the SEC Shelf Programme, raising a total of US$1.7 billion across two tranches;
–In March 2024, the Group repaid a £229 million bond at maturity;
–In April 2024, the Group accessed the Euro market under its EMTN Programme, raising a total of €900 million;
–To optimise the Group’s debt capital structure using available liquidity and to reduce gross and net debt, the Group completed capped cash debt tender offers in May 2024, targeting series of low-priced, long-dated GBP-, EUR- and USD-denominated bonds, pursuant to which the Group repurchased bonds prior to their maturity in a principal amount of £1.8 billion (equivalent); and
–In August, September and October 2024, the Group repaid US$1.9 billion, US$1 billion and €850 million of bonds at maturity, respectively.
Currency risk
The Group is subject to exposure on the translation of the net assets of foreign currency subsidiaries and associates into its reporting currency, sterling. The
Group’s primary balance sheet translation exposures are to the US dollar, Euro, Australian dollar, Canadian dollar, Danish krone, Indian rupee, Indonesian rupiah, Singaporean dollar, South African rand and Swiss franc. These exposures are kept under continuous review. The Group’s policy on borrowings is to broadly match the currency of these borrowings with the currency of cash flows arising from the Group’s underlying operations. Within this overall policy, the Group aims to minimise all balance sheet translation exposure where it is practicable and cost-effective to do so through matching currency assets with currency borrowings. The main objective of these policies is to protect shareholder value by increasing certainty and minimising volatility in earnings per share. At 31 December 2025, the currency profile of the Group’s gross debt, after taking into account derivative contracts, was 75% US dollar (2024: 74%),
14% euro (2024: 14%), 7% sterling (2024: 8%) and 4% other currencies (2024: 4%).
The Group faces currency exposures arising from the translation of profits earned in foreign currency subsidiaries and associates and joint arrangements;
these exposures are not normally hedged. Exposures also arise from:
(i) foreign currency denominated trading transactions undertaken by subsidiaries. These exposures comprise committed and highly probable forecast sales and purchases, which are offset wherever possible. The remaining exposures are hedged within the Treasury policies and procedures with forward foreign exchange contracts and options, which are designated as hedges of the foreign exchange risk of the identified future transactions; and
(ii) forecast dividend flows from subsidiaries to the centre. To ensure cash flow certainty, the Group enters into forward foreign exchange contracts which are designated as net investment hedges of the foreign exchange risk arising from the investments in these subsidiaries.
IFRS 7 Financial Instruments: Disclosures requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of exchange rates in respect of non-functional currency financial assets and liabilities held across the
Group. All other variables are held constant although, in practice, market rates rarely change in isolation. Financial assets and liabilities held in the functional currency of the Group’s subsidiaries, as well as non-financial assets and liabilities and translation risk, are not included in the analysis. The Group considers a
10% strengthening or weakening of the functional currency against the non-functional currency of its subsidiaries as a reasonably possible change. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.
A 10% strengthening of functional currencies against non-functional currencies would result in pre-tax profit being £70 million lower (2024: £94 million lower; 2023: £61 million lower) and items recognised directly in other comprehensive income being £467 million higher (2024: £342 million higher; 2023:
£273 million higher). A 10% weakening of functional currencies against non-functional currencies would result in pre-tax profit being £85 million higher
(2024: £114 million higher; 2023: £72 million higher) and items recognised directly in other comprehensive income being £572 million lower (2024:
£418 million lower; 2023: £333 million lower).
The exchange sensitivities on items recognised directly in other comprehensive income relate to hedging of certain net asset currency positions in the Group, as well as on cash flow hedges in respect of future transactions, but do not include sensitivities in respect of exchange on non-financial assets or liabilities.
Interest rate risk
The objectives of the Group’s interest rate risk management policy are to lessen the impact of adverse interest rate movements on the earnings, cash flow and economic value of the Group. Additional objectives are to minimise the cost of hedging and the associated counterparty risk.
In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short- to medium-term) as a result of regular reviews of market conditions and strategy by the Corporate Finance Committee and the board of the main central finance company. Underlying borrowings are arranged on both a fixed rate and a floating rate basis and, where appropriate, the Group uses derivatives, primarily interest rate swaps to vary the fixed and floating mix, or forward starting swaps to manage the refinancing risk. The interest rate profile of liquid assets included in net debt are considered to offset floating rate debt and are taken into account in determining the net interest rate exposure. At 31 December 2025, the relevant ratio of floating to fixed rate borrowings after the impact of derivatives was 24:76 (2024: 22:78). On a net debt basis, after offsetting liquid assets and excluding cash and other liquid assets (including investments held at fair value) in Canada, which were subject to certain restrictions under CCAA protection in 2024 (and were subsequently paid into the
Global Settlement Trust Account as part of the Upfront Cash Contribution in the second half of 2025), the ratio of floating to fixed rate borrowings was 14:86
(2024: 13:87).
IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of interest rates in respect of financial assets and liabilities of the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. For the purposes of this sensitivity analysis, financial assets and liabilities with fixed interest rates are not included.
The Group considers a 100 basis point change in interest rates a reasonably possible change except where rates are less than 100 basis points. In these instances, it is assumed that the interest rates increase by 100 basis points and decrease to zero for the purpose of performing the sensitivity analysis.
The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.
A 100 basis point increase in interest rates would result in pre-tax profit being £27 million lower (2024: £13 million higher; 2023: £5 million lower). A 100 basis point decrease in interest rates, or less where applicable, would result in pre-tax profit being £27 million higher (2024: £13 million lower; 2023:
£5 million higher). The effect of these interest rate changes on items recognised directly in other comprehensive income is not material in either year.
Following the decision taken by global regulators in 2018 to replace Interbank Offered Rates with alternative nearly risk-free rates, such benchmark rates were expected to be largely discontinued after 2021.
The Group is party to the ISDA fallback protocol and in January 2022, it automatically replaced the GBP LIBOR with economically equivalent interest rate derivatives referencing SONIA on their reset date with the impacted derivatives maturing in October 2023.
Credit risk
The Group has no significant concentrations of customer credit risk. Subsidiaries have policies in place requiring appropriate credit checks on potential customers before sales commence. The process for monitoring and managing credit risk once sales to customers have been made varies depending on local practice in the countries concerned.
Certain territories have bank guarantees, other guarantees or credit insurance provided in the Group’s favour in respect of Group trade receivables, the issuance and terms of which are dependent on local practices in the countries concerned. All derivatives are subject to ISDA agreements or equivalent documentation.
Cash deposits and other financial instruments give rise to credit risk on the amounts due from the related counterparties. Generally, the Group aims to transact with counterparties with strong investment grade credit ratings. However, the Group recognises that due to the need to operate over a large geographic footprint, this will not always be possible. Counterparty credit risk is managed on a global basis by limiting the aggregate amount and duration of exposure to any one counterparty, taking into account its credit rating. The credit ratings of all counterparties are reviewed regularly.
The Group ensures that it has sufficient counterparty credit capacity of requisite quality to undertake all anticipated transactions throughout its geographic footprint, while at the same time ensuring that there is no geographic concentration in the location of counterparties.
With the following exceptions, the maximum exposure to the credit risk of financial assets at the balance sheet date is reflected by the carrying values included in the Group’s balance sheet. The Group has entered into short-term risk participation agreements in relation to certain leaf supply arrangements and the maximum exposure under these would be nil  (2024: £52 million). In addition, the Group has entered into a guarantee arrangement to support a short-
term bank credit facility with a supply chain partner. The maximum exposure under the arrangement would be £1 million (2024: £1 million).
Price risk
The Group is exposed to price risk on investments held by the Group, which are included in investments held at fair value on the consolidated balance sheet, but the quantum of such is not material.
Hedge accounting
In order to qualify for hedge accounting, the Group is required to document prospectively the economic relationship between the item being hedged and the hedging instrument. The Group is also required to demonstrate an assessment of the economic relationship between the hedged item and the hedging instrument, which shows that the hedge will be highly effective on an ongoing basis. This effectiveness testing is repeated periodically to ensure that the hedge has remained, and is expected to remain, highly effective. The prospective effectiveness testing determines that an economic relationship between the hedged item and the hedging instrument exists.
In accordance with the Group Treasury Policy, the exact hedge ratios and profile of a hedge relationship will depend on several factors, including the desired degree of certainty and reduced volatility of net interest costs and market conditions, trends and expectations in the relevant markets. The sources of ineffectiveness include spot and forward differences, impact of time value and timing differences between periods in the hedged item and hedging instrument.
The Group’s risk management strategy has been explained in further detail under the interest rate risk and currency risk sections of this note.
Fair value estimation
The fair values of financial assets and liabilities with maturities of less than one year, other than derivatives, are assumed to approximate their book values.
For other financial instruments which are measured at fair value in the balance sheet, the basis for fair values is described below.
Fair value hierarchy
In accordance with IFRS 13 classification hierarchy, the following table presents the Group’s financial assets and liabilities that are measured at fair value:

					2025				2024
	Notes	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Assets at fair value
Investment held at fair value	18	211	—	138	349	447	—	212	659
Derivatives relating to
– interest rate swaps	19	—	44	—	44	—	11	—	11
– cross-currency swaps	19	—	105	—	105	—	100	—	100
– forward foreign currency contracts	19	—	148	—	148	—	185	—	185
Assets at fair value		211	297	138	646	447	296	212	955
Liabilities at fair value
Derivatives relating to
– interest rate swaps	19	—	92	—	92	—	270	—	270
– cross-currency swaps	19	—	5	—	5	—	16	—	16
– forward foreign currency contracts	19	—	118	—	118	—	131	—	131
– embedded derivative relating to associates	19	—	—	—	—	—	7	—	7
Liabilities at fair value		—	215	—	215	—	424	—	424
Level 2 financial instruments are not traded in an active market, but the fair values are based on quoted market prices, broker/dealer quotations, or alternative pricing sources with reasonable levels of price transparency. The Group’s level 2 financial instruments include OTC derivatives.
Netting arrangements of derivative financial instruments
The gross fair value of derivative financial instruments as presented in the Group balance sheet, together with the Group’s rights of offset associated with recognised financial assets and recognised financial liabilities subject to enforceable master netting arrangements and similar agreements, is summarised as follows:

			2025			2024
	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m
Financial assets
– Derivative financial instruments (note 19)	297	(151)	146	296	(184)	112
Financial liabilities
– Derivative financial instruments (note 19)	(215)	151	(64)	(424)	184	(240)
	82	—	82	(128)	—	(128)
Note:
*No financial instruments have been offset in the Group balance sheet.
The Group is subject to master netting arrangements in force with financial counterparties with whom the Group trades derivatives.
The master netting arrangements determine the proceedings should either party default on their obligations. In case of any event of default, the non-defaulting party will calculate the sum of the replacement cost of outstanding transactions and amounts owed to it by the defaulting party. If that sum exceeds the amounts owed to the defaulting party, the defaulting party will pay the balance to the non-defaulting party. If the sum is less than the amounts owed to the defaulting party, the non-defaulting party will pay the balance to the defaulting party.
The hedged items by risk category are presented below:

					2025
	Carrying amount of the hedged item £m	Accumulated amount of fair value hedge adjustments on the hedged item included in the carrying amount of the hedged item £m	Line item in the statement of financial position where the hedged item is included	Changes in fair value used for calculating hedge ineffectiveness £m	Cash flow hedge reserve (gross of tax) £m
Fair value hedges
Interest rate risk
– borrowings (liabilities)	7,844	44	Borrowings	(120)	—
Cash flow hedges
Interest rate risk
– borrowings (liabilities)	562	—	Borrowings	22	(224)

					2024
	Carrying amount of the hedged item £m	Accumulated amount of fair value hedge adjustments on the hedged item included in the carrying amount of the hedged item £m	Line item in the statement of financial position where the hedged item is included	Changes in fair value used for calculating hedge ineffectiveness £m	Cash flow hedge reserve (gross of tax) £m
Fair value hedges
Interest rate risk
– borrowings (liabilities)	8,750	215	Borrowings	63	—
Cash flow hedges
Interest rate risk
– borrowings (liabilities)	734	—	Borrowings	(18)	(268)
£383 million (2024: £363 million) of the Group’s borrowings are designated as net investment hedge instruments of the Group’s net investments in foreign operations. In line with the Group’s risk management policies, the net investment hedge relationships are reviewed periodically. The change in the value used for calculating hedge ineffectiveness for hedged items designated under net investment hedge relationships is £20 million (2024: £17 million).
As at 31 December 2025, the accumulated balance of the cash flow hedge reserve was a loss of £56 million (2024: loss of £84 million) including an accumulated loss of £224 million (2024: loss of £268 million) in relation to interest rate exposure and foreign currency exposure arising from borrowings held by the Group, and an accumulated gain of £41 million (2024: gain of £54 million) in relation to deferred tax arising from cash flow hedges. The remainder related to the Group’s foreign currency exposure on forecasted transactions and cost of hedging (note 22(c)(ii)).